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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 1, 1999

                            NEXTERA ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      0-23503                95-4700410
       (State or Other           (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

         ONE CRANBERRY HILL,
       LEXINGTON, MASSACHUSETTS                                   02421
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 778-4400


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        This Current Report on Form 8-K is filed by Nextera Enterprises, Inc., a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

        On November 1, 1999, the Company issued the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit 99     Press Release, dated November 1, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  November 5, 1999         NEXTERA ENTERPRISES, INC.


                                        By:  /s/ Stanley E. Maron
                                           -------------------------------------
                                             Stanley E. Maron
                                             Secretary and Director


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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99          Press Release, dated November 1, 1999.